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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-45502 and 333-90839) of Sycamore Networks, Inc. of our report dated August 22, 2000, except for the information presented in
Note 11 for which the date is September 7, 2000, relating to the financial statements, which appear in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 23, 2000